Exhibit 1



                  Burlington Northern Santa Fe Corporation

                              Debt Securities
                              ---------------

                           Underwriting Agreement
                           ----------------------


                                                      December 6, 1995

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
As representatives of the several
  underwriters listed in Schedule I
  to the applicable Pricing Agreement

Dear Sirs:

         From time to time Burlington Northern Santa Fe Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such



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Designated Securities, the initial public offering price of such Designated
Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), or any preliminary prospectus supplement used in connection with a particular offering of Securities, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement becomes effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities (but excluding any supplement thereto relating to Designated Securities), in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or before the date of this Agreement or the Pricing Agreement (if this Agreement and the Pricing Agreement are not signed at the same time), being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, to the extent filed on or before the date of such reference; any reference to any



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         amendment or supplement to any Preliminary Prospectus or the
         Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;




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                  (d) The Registration Statement and the Prospectus
         conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than increases in the stock of the Company as the result of the issuance of shares pursuant to any of the Company's stock option plans) or any material change in long-term debt of the Company and its subsidiaries or any material adverse change, or any development that the Company has a reasonable cause to believe involves a prospective material adverse change, in the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not in the aggregate have a material adverse effect upon the Company and its subsidiaries taken as a whole; and each of Burlington Northern Inc., Burlington Northern Railroad Company, Santa Fe Pacific Corporation and The Atchison, Topeka and Santa Fe Railway Company (each hereinafter referred to as a "Significant Subsidiary" or collectively as the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;




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                  (g) The Company has an authorized capitalization as set
         forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and except as set forth in the Prospectus are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (h) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; assuming the due authorization and execution by the Trustee, the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults that will not individually or in the aggregate have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except for such violations (other than with respect to the Company's Certificate of Incorporation or By-laws) that will not individually or in the aggregate have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and



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         sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company has reasonable cause to believe will individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                  (k) Price Waterhouse LLP and Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or such funds as may be designated in the Pricing Agreement, payable to the order of the Company in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

         5. The Company agrees with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the



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         Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities without giving you advance notice thereof and an opportunity to comment thereon; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of the Prospectus as amended or supplemented in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the



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         Prospectus or to file under the Exchange Act any document
         incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the date of the Prospectus as amended or supplemented, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with
         Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule
         158); and

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Agreement, any Pricing Agreement, any Indenture, and the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities (to the extent the Trustee does not pay such fees); and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise



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specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(c) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Sullivan & Cromwell, counsel for the Underwriters, using reasonable efforts, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Securities being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Mayer, Brown & Platt, counsel for the Company, shall have furnished to the Representatives their written opinion, which may be subject to reasonable and customary assumptions, qualifications and limitations and shall be dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) The Company has been duly incorporated and
                  is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized
                  capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital



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



                  stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) The Company has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except where failure to qualify would not in the aggregate have a material adverse effect upon the Company and its subsidiaries taken as a whole;

                           (iv) Each Significant Subsidiary of the Company
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (v) To such counsel's knowledge and other than
                  as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company has reasonable cause to believe will individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement and the Pricing Agreement
                  with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                           (vii) The Designated Securities have been duly
                  authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                           (viii) Assuming due authorization and execution
                  by the Trustee, the Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                           (ix) Assuming due authorization and execution by
                  the Trustee, the issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, the effects of which would, in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (x) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture with respect to the Designated Securities, except as have been obtained under the Act and the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xi) The documents incorporated by reference in
                  the Prospectus as amended or supplemented (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief), when they became effective or were filed with the Commission, as the case may be, appear to have complied as to form in all material respects with the requirements of the Act, or the Exchange Act, as applicable, and the rules and regulation of the Commission thereunder; and such counsel shall also state that no facts have come to their attention that lead them to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xii) The Registration Statement and the
                  Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief) appear to comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel shall also state that no facts have come to their attention that lead them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any other amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion or belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the General Corporation Law of the State of Delaware and shall be entitled to rely in respect of the opinion in this clause upon opinions of local counsel believed to be reputable or counsel employed by the Company, and in respect of matters of fact, upon certificates of officers of the Company or its transfer agent;

                  (d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement for such Designated Securities and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a National Emergency or war, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended and supplemented; and

                  (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery of the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy in all material respects of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to the matters set forth in subsections (a) and (e) of this Section.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities prepared by the Company, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Prospectus or the Registration Statement, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities, and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus, any preliminary prospectus supplement, or with respect to any Prospectus as amended or supplemented, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in no event shall more than one such separate counsel in each jurisdiction where an action is commenced be retained for all indemnified Parties together and neither the indemnified Party nor the indemnifying Party, in the instance where the indemnifying Party has assumed the defense of the indemnified Party, shall settle any action, proceeding or investigation with respect to the indemnified Party without the written consent of the other, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, prejudice resulting from any failure to give notice of any action under sub-section
         (c), knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of

         Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
         Section 6 hereof and the indemnity and contribution agreements in
         Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof or as the result of the failure to satisfy the condition set forth in Section 7(g) hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and
Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:
Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters'

Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof.

                                             Very truly yours,

                                             BURLINGTON NORTHERN SANTA FE
                                             CORPORATION


                                             By: /s/ Patrick J. Ottensmeyer
                                                 ------------------------------
                                                 Name:
                                                 Title:


Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC

By:  GOLDMAN, SACHS & CO.


     By: /s/ Goldman, Sachs & Co.
         ------------------------
         Name:
         Title:


By:  J.P. MORGAN SECURITIES INC.


     By: /s/ T. Kelley Millet
         -------------------------
         Name:  T. Kelley Millet
         Title: Managing Director



On behalf of each of the Underwriters

                                                                ANNEX I


                             PRICING AGREEMENT


                                                 __________________, 19__


[
      Underwriters
                     ]
  As Representatives of the several
   Underwriters named in Schedule I hereto


Dear Sirs:

         Burlington Northern Santa Fe Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 199_ (the "Underwriting Agreement"), between the Company on the one hand and [ ] as Co-Representatives, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of
Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                                Very truly yours,

                                               BURLINGTON NORTHERN SANTA FE
                                               CORPORATION

                                               By: __________________________
                                                    Name:
                                                    Title:


Accepted as of the date hereof:


By: __________________________
       Name:
       Title:

On behalf of each of the Underwriters

                                 SCHEDULE I




                                                                  Principal
                                                                  Amount of
                                                                  Designated
                                                                  Securities
                                                                    to be
                                                                  Purchased
                                                                  -----------


[                       ]                                         $



[Names of Underwriters]                                           $







                                                                 ------------

     Total...................................................... $
                                                                 ============

                                SCHEDULE II


Title of Designated Securities:

  [  %] [Floating Rate] [Zero Coupon] [Notes]
  [Debentures] due

Aggregate principal amount:

   [$]

Price to Public:

   ___% of the principal amount of the Designated
   Securities, plus accrued interest from ______________ to _____________ [and accrued amortization, if any, from ________________ to ____________]

Purchase Price by Underwriters:

   __% of the principal amount of the Designated
   Securities, plus accrued interest from __________ to _________ [and accrued amortization, if any, from ____________ to ____________]

Specified funds for payment of purchase price:

   [By certified or official bank check or checks, payable to the order of the Company in [[New York] [Clearing House] [immediately available] [funds]

   [By wire transfer to a bank account specified by the Company in [next day] [immediately available funds]

Indenture:

   Indenture dated ____________, 19__, between the Company and _________________, as Trustee

Maturity:



Interest Rate:

   [__%] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

   [months and dates]

Redemption Provisions:

   [No provisions for redemption]

   [The Designated Securities may be redeemed, otherwise
   than through the sinking fund, in whole or in part at the option of the
   Company, in the amount of [$]       or an integral multiple thereof,

   [on or after ______________, at the following redemption prices (expressed in percentages of principal amount.) (f [redeemed on or before _____________, ___% and if] redeemed during the 12-month period beginning _______________,


                                                              Redemption
                              Year                               Price
                              ----                            ----------





   and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

   [on any interest payment date falling in or after ______________, __________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

   [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

   [Restriction on refunding]

Sinking Fund Provisions:

   [No sinking fund provisions]

   [The Designated Securities are entitled to the benefit of a sinking fund to retire [$] principal amount of Designated Securities on __________ in each of the years __________ through ______ at 100% of their principal amount plus accrued interest][, together with

   [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$] principal amount of Designated Securities in the years ______ through ______ at 100% of their principal amount plus accrued interest].

   [If Securities are extendable debt Securities, insert --

Extendable provisions:

   Securities are repayable on ________, [insert date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ________%, and thereafter annual interest rate will be adjusted on ___________, _______ and ___________ to a rate not less than __% of the effective annual interest rate on U.S. Treasury obligations with ___________-year maturity date].]

   [If Securities are Floating Rate debt Securities, insert --

Floating rate provisions:

   Initial annual interest rate will be __% through ________ and thereafter will be adjusted [monthly] [on each _____________, ________________, and
   ____________] [to an annual rate of __% above the average rate for
   _____-year [month] [securities] [certificates of deposit] issued by
   ________ and ________ [insert names of banks].] [and the annual interest rate [thereafter] [from __________ through ___________] will be the interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills plus __% of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for _____-month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for ____-month Treasury bills); [from _________ and thereafter the rate will be the then current interest yield equivalent plus ___% of Interest Differential].]


Defeasance provisions:




Terms of Delivery:




Closing Location:

Names and addresses of Representatives:

   Designated Representatives:


   Address for Notices, etc.:


[Other Terms]:

                                                              ANNEX II


                      DESCRIPTION OF COMFORT LETTER OF
                   COOPERS & LYBRAND AND PRICE WATERHOUSE


I. Coopers & Lybrand L.L.P. shall deliver to the Underwriters a letter with respect to the Company and with respect to Burlington Northern Inc. ("BNI") to the effect that:

   A. They are independent accountants with respect to the Company and BNI within the meaning of the Act and the applicable published rules and regulations thereunder.

   B. In their opinion, the consolidated financial statements and financial statement schedules of BNI audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the published rules and regulations thereunder with respect to registration statements on Form S-3.

   C. They have not audited any financial statements of BNI as of any date or for any date or for any period subsequent to December 31, 1994; although they have conducted an audit for the year ended
         December 31, 1994, the purpose (and therefore the scope) of such audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 1994 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, they are unable to and do not express any opinion on the unaudited consolidated balance sheets and the unaudited consolidated statements of operations and of cash flows incorporated by reference in the Registration Statement or on the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 1994.

   D. BNSF was incorporated in Delaware on December 16, 1994, for the purpose of effecting a business combination between BNI and Santa Fe Pacific Corporation (SFP) under the Holding Company Structure.

         Under the Holding Company Structure, BNSF created two subsidiaries. One such subsidiary merged with and into BNI, and the other such subsidiary merged with and into SFP. Each holder of one share of BNI common stock received one share of BNSF common stock and each holder of one share of SFP common stock received
         0.41143945 shares of BNSF common stock. The rights of each stockholder of BNSF are substantially identical to the rights of a stockholder of BNI, and the Holding Company Structure has the same economic effect with respect to the stockholders of BNI and SFP as would a direct merger of BNI and SFP. As a result of the merger, BNI became a wholly-owned subsidiary of the Company.




                                      AII-1

     E. They have not audited any financial statements of BNSF. The BNSF unaudited consolidated statements of income for the three-month and nine-month periods ended September 30, 1995 and 1994, and cash flows for the nine-month periods ended September 30, 1995 and 1994 include in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, reflect BNI's historical results for such periods and SFP's results from September 22, 1995 (the effective date of the Merger) through September 30, 1995. The unaudited consolidated balance sheets of BNSF included in the Company's quarterly Report on Form 10-Q reflects (i) BNI historical amounts at December 31, 1994 and (ii) BNI historical amounts plus assets and liabilities of SFP at September 30, 1995, including the fair value write-up of SFP resulting from the application of purchase accounting. They are unable to and do not express any opinion on the unaudited consolidated balance sheet of BNSF as of September 30, 1995, the unaudited consolidated statements of income and cash flows for the three-month and nine-month periods ended September 30, 1995 and 1994, included in the Company's Quarterly Report on Form 10-Q for the quarterly periods ended September 30, 1995, incorporated by reference in the Registration Statement.

     F. For purposes of this letter, they have read certain minutes of meetings of the Board of Directors of the Company and BNI and have carried out other procedures to a date within three business days of the date of the related Pricing Agreement (the "Cut-Off Date") as follows:

         1. With respect to the three-month periods ended March 31, 1995 and 1994 and the three-month and six-month periods ended June 30, 1995 and 1994 and the three- and nine-month periods ended September 30, 1995 and 1994 of BNI, and the three-month and nine-month periods ended September 30, 1995 and 1994 of both the Company and BNI, they have:

                  (i). performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheets and the unaudited consolidated statements of operations and of cash flows for the periods included in BNI's Quarterly Report on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1995, all incorporated by reference in the Registration Statement.

                  (ii). inquired of certain officials of the Company and BNI who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in 1(i) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder.




                                      AII-2

         2. With respect to the period from October 1, 1995 to October 31, 1995, they have:

                 (i). read the unaudited consolidated financial statements of both the Company and BNI for October of both 1995 and 1994, furnished to us by the Company (these unaudited consolidated financial statements did not include footnotes), officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to October 31, 1995 were available.

                (ii). inquired of certain officials of both the Company and BNI who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in 2(a) are stated on basis substantially consistent with that of the audited consolidated financial statements of BNI incorporated by reference in the Registration Statement.

   G. Nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

         1.       (i).     any material modifications should be made to the
                           unaudited consolidated financial statements described in F(1)(a), incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles.

                  (ii). the unaudited consolidated financial statements described in F(1)(a), incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder.

         2.        (i).    at October 31, 1995, there was any change
                           in the common stock, long-term debt including current portion and commercial paper, net current liabilities or stockholders' equity of the Company as compared with amounts shown in the September 30, 1995 unaudited consolidated balance sheet, incorporated by reference in the Registration Statement, except in all instances for changes that the Registration Statement discloses have occurred or may occur.

                  (ii). for the period from October 1, 1995 to October 31, 1995, there were any changes, as compared to the corresponding period in the preceding year, in revenues, net income or earnings per common share of the Company, except in all instances for changes that the Registration Statement discloses have occurred or may occur.




                                        AII-3

         3.        (i).    at October 31, 1995, there was any change
                           in the common stock and additional paid-in capital, long-term debt including current portion and commercial paper, net current liabilities or stockholder's equity of BNI as compared with amounts shown in the September 30, 1995 unaudited consolidated balance sheet, incorporated by reference in the Registration
                           Statement, except in all instances for changes that the Registration Statement discloses have occurred or may occur.

                  (ii). for the period from October 1, 1995 to October 31, 1995, there were any changes, as compared to the corresponding period in the preceding year, in revenues or net income of BNI, except in all instances for changes that the Registration Statement discloses have occurred or may occur.

   H. They have made inquiries of certain officials of BNI who have responsibility for financial and accounting matters as to whether at the Cut-Off Date there was any change in capital stock or increase in long-term debt of BNI as compared with amounts shown on the most recent unaudited consolidated balance sheet information incorporated by reference in the Registration Statement. On the basis of these inquiries and their reading of the minutes as described in F, nothing came to their attention that caused them to believe that there was any such change or increase, except in all instances for changes which the Registration Statement discloses have occurred or may occur except as described in their letter.

   I.    They also performed the following procedures:

         1. read the unaudited pro forma combined balance sheets and the related unaudited pro forma combined statements of operations incorporated by reference in the Registration Statement.

         2. inquired of certain officials of the Company and BNI and of certain officials of Santa Fe Pacific Corporation who have responsibility for financial and accounting matters about: (a) the basis for their determination of the pro forma adjustments; and (b) whether the unaudited pro forma combined financial statements referred to in (1) comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

         3. compared the historical financial information for BNI in the pro forma combined financial statements incorporated by reference in the registration statement with the historical financial information for BNI in the audited consolidated financial statements described in the introductory paragraph of this letter or to amounts in the unaudited consolidated financial statements described in G(1) to the extent such amounts are included in or can be derived from such statements, and found them to be in agreement.




                                       AII-4

         4. proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined financial statements.

   J. Nothing came to their attention as a result of such procedures that caused them to believe that such unaudited pro forma combined financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

   K. For the purposes of this letter, they have also read the items identified by the Underwriters on the attached copy of the documents forming part of the Registration Statement and have performed specified procedures which were applied as indicated to the items identified on the attached copy of such documents.

II. Price Waterhouse LLP shall deliver to the Underwriters a letter with respect to the Company and Santa Fe Pacific Corporation ("SFP") to the effect that:

   A. They are independent accountants with respect to the Company and SFP within the meaning of the Act and the applicable published rules and regulations thereunder.

   B. In their opinion, the consolidated financial statements audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the published rule and regulations thereunder with respect to registration statements on Form S-3.

   C. They have not audited any financial statements of SFP as of any date or for any period subsequent to December 31, 1994; although they have conducted an audit for the year ended December 31, 1994, the purpose (and therefore the scope) of such audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 1994 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, they are unable to and do not express any opinion on the unaudited consolidated statements of operations and of cash flows incorporated by reference in the Registration Statement or on the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 1994.

   D. With respect to the three-month periods ended March 31, 1995 and 1994, the three- and six-month periods ended June 30, 1995 and 1994 and the period from January 1, 1995 through September 21, 1995, they have read the minutes of specified meetings of the Board of Directors of SFP and have carried out other procedures to a date within three business days prior to the date of the related Pricing Agreement (the "Cut-Off Date") as follows:




                                       AII-5

          1. performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheets and the unaudited consolidated statements of operations and of cash flows for the periods included in SFP's quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 1995 incorporated by reference in the Registration Statement and read the unaudited consolidated statement of operations for the period from January 1, 1995 through September 21, 1995; and

         2. inquired of certain officials of SFP who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder and whether the unaudited consolidated statement for the period
                  January 1, 1995 through September 21, 1995 is stated on the basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements incorporated by reference in the Registration Statement.

   E. Nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

         1. (i) the unaudited consolidated financial statements describe in D(1) above, incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder or (ii) any material modifications should be made to the unaudited consolidated financial statements described in D(1) for them to be in conformity with generally accepted accounting principles; or

         2. the unaudited consolidated statement of operations for the period January 1, 1995 through September 21, 1995 was not stated on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Registration Statement; or

         3. for the period from January 1, 1995 to September 21, 1995, there were any decreases, as compared with the corresponding period in the preceding year, in revenues or in the total or per-share amounts of income from continuing operations or of net income, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur.

   F. They also performed the following procedures:



                                   AII-6

         1. read the unaudited pro forma combined statements of operations incorporated by reference in the Registration Statement.

         2. inquired of certain officials of the Company and SFP who have responsibility for financial and accounting matters about (a) the basis for their determination of the pro forma adjustments; and (b) whether the unaudited pro forma combined financial statements referred to in (1) comply as to form in all material respect with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

         3. compared the historical financial information for SFP in the pro forma combined statements of operations incorporated by reference in the Registration Statement with the historical financial information for SFP in the audited consolidated financial statements described in the introductory paragraph of their letter or to amounts in the unaudited consolidated statement of operations for the period January 1, 1995 through September 21, 1995 described in D(1) to the extent such amounts are included in or can be derived from such statements, and found them to be in agreement.

         4. proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined statements of operations.

   G. Nothing came to their attention as a result of such procedures that caused them to believe that such unaudited pro forma combined statements of operations does not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro form a adjustments have not been properly applied to the historical amounts in the compilation of those statements.

   H. For purposes of this letter, they have also read the items identified by the Underwriters on the attached copy of the documents forming part of the Registration Statement and have performed specific procedures which were applied as indicated to the items identified on the attached copy of such documents.



                                     AII-7